UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2012

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

In our Current Report on Form 8−K filed on May 4, 2012 (the “Initial 8−K”), we reported that we completed our acquisition (the “Acquisition”), effected through our wholly-owned subsidiary Global Telecom & Technology Americas, Inc. of all of the equity interests in nLayer Communications, Inc. (“nLayer”).  As permitted by Item 9.01 of Form 8-K, we indicated in the Initial 8-K that we would file financial statements for nLayer and pro forma financial information reflecting the effect of the Acquisition by amendment to the Initial 8-K.  This amendment is being filed to amend and supplement the Initial 8-K to include such financial statements and financial information.

Item 9.01.                      Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

The audited  financial statements of nLayer for the twelve month periods ended December 31, 2011 and 2010 and the unaudited financial statements of nLayer for the three month periods ended March 31, 2012 and 2011, as required by this Item 9.01(a), are attached as Exhibit 99.1 to this report and incorporated by reference into this Item 9.01(a).

(b)      Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Registrant and nLayer for the twelve month period ended December 31, 2011, and the three month period ended March 31, 2012, as required by this Item 9.01(b), are attached as Exhibit 99.2 to this report and incorporated by reference into this Item 9.01(b).

(c)      Exhibits

99.1
The audited consolidated financial statements of nLayer Communications, Inc. for the twelve month periods ended December 31, 2011 and  2010, and the unauditied financial statements of nLayer for the three month periods ended March 31, 2012 and 2011.

99.2
The unaudited pro forma condensed combined financial information of Global Telecom & Technology, Inc., and nLayer Communications, Inc. for the twelve month period ended December 31, 2011 and the three month period ended March 31, 2012.

________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2012	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee
Secretary and General Counsel

________________________________________________________________________________________________________

EXHIBIT INDEX

Exhibit No.	Description
99.1
The audited consolidated financial statements of nLayer Communications, Inc. for the twelve month periods ended December 31, 2011 and  2010, and the unaudited financial statements of nLayer for the three month periods ended March 31, 2012 and 2011.

99.2
The unaudited pro forma condensed combined financial information of Global Telecom & Technology, Inc., and nLayer Communications, Inc. for the twelve month period ended December 31, 2011 and the three month period ended March 31, 2012.

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